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                                                                    Exhibit 10.3


                                   LANTRONIX

                      1994 NONSTATUTORY STOCK OPTION PLAN

     1.   Definitions.

          1.1 Corporation. "Corporation" shall mean LANTRONIX, a California corporation.

          1.2 Affiliate. "Affiliate" shall mean a corporation which is a parent or subsidiary corporation of the Corporation or a corporation or a parent or a subsidiary corporation of the Corporation or a corporation or a parent or a subsidiary corporation of the company issuing or assuming the nonstatutory stock options issued under this Plan (as defined below).

          1.3 Board of Directors. "Board of Directors" shall mean the board of directors of the Corporation.

          1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.5 Common Stock. "Common Stock" shall mean the Corporation's no par value common stock.

          1.6 Effective Date. "Effective Date" shall mean September 20, 1994, the date upon which the Board of Directors originally adopted this Plan.

          1.7 Eligible Person. "Eligible Person" shall mean any part or full-time employee of the Corporation, any officer or director, or an Affiliate or any such other person as the Board of Directors may determine eligible from time to time in its sole discretion.

          1.8 Optionee. "Optionee" shall mean an Eligible Person to whom an option has been granted under the Plan.

          1.9 Plan. "Plan" shall mean the nonstatutory stock option plan set forth in this document.

          1.10 Separation from Service. "Separation from Service" shall mean any voluntary or involuntary termination of an Optionee's employment with the Corporation or an Affiliate for any reason, including, without limitation, disability or retirement, but shall not include termination of employment by reason of an Optionee's death or by reason of his or her transfer from the Corporation or Affiliate to the Corporation or an Affiliate.

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     2.   Purpose.

     The purpose of this Plan is to promote the interests of the Corporation and its shareholders by encouraging key employees, officers and directors of the Corporation, and any Affiliates, to invest on reasonable terms in the Corporation's Common Stock by means of "nonstatutory stock options." Such investment could effectively increase the investors' proprietary interest in the Corporation's business, at the same time increasing their personal interest in its continued success and progress and encouraging affiliated investors to continue their relationship with the Corporation. This plan may be known as the LANTRONIX 1994 NONSTATUTORY STOCK OPTION PLAN.

     3.   Administration.

          3.1 General. This Plan shall be administered by the Board of Directors which, subject to the terms and conditions of this Plan, shall have the authority to determine, in its sole discretion, all questions arising under this Plan, including, without limitation, the selection of the Optionees to whom grants of options under this Plan shall be made, whether the terms and conditions of each such grant, the time at which such grants will be made, the number of shares to be optioned under such a grant, and all questions relating to adjustments to be made pursuant to Section 6 of this Plan. The Board of Directors shall also establish and carry out reasonable interpretations and applications of this Plan and shall perform or cause to be performed such other further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of this Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors. Subject to the Corporation's bylaws, all decisions made by the Board of Directors in selecting optionees, establishing the number of shares and terms applicable to each option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Corporation, shareholders and Optionees.

          3.2 Modification of Plan. If the laws relating to nonqualified or nonstatutory stock options are changed during the term of this Plan, the Board of Directors shall have the power to alter this Plan to conform to such changes in the law. The Board shall have such authority without the necessity of obtaining further stockholder approval unless the changes require such approval.

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     4.   Options.

          4.1 Eligibility. The Board of Directors may grant options under this Plan to any person who is an Eligible Person.

          4.2 Number of Shares Subject to Options. The aggregate number of shares of common stock which may be issued upon the exercise of nonstatutory stock options granted under this Plan shall not exceed 25,000 shares; subject, however, to the provisions of Section 6.0 of this Plan. The shares of common stock issued upon the exercise of options under this Plan may be authorized but unissued shares, shares issued and reacquired by the Corporation, or shares bought on the market for the purpose of this Plan. In the event any options shall, for any reason, terminate, expire or be surrendered without having been exercised in full, the shares subject to such option (but not purchased thereunder) shall again be available for options to be granted under this Plan.

          4.3 Terms and Conditions of Options. Any option granted under this Plan shall be evidenced by an agreement executed by the Corporation and the Employee, and shall contain such terms and be in such form as the Board of Directors may from time to time approve subject to the following limitations and conditions:

               4.3.1 Option Price. The option price per share of common stock with respect to each stock option shall be determined, in good faith, by the Board of Directors.

               4.3.2 Duration of Option. Each option shall expire on a date to be fixed by the Board of Directors at the time the option is granted as stated in the option agreement; provided, however, that such expiration date shall not be more than ten (10) years from the date of the grant of the option, subject to Sections 4.3.7 and 5.3.1

               4.3.3 No Rights Vested as Stockholders. Neither an Optionee nor his or her successor shall have any of the rights of a stockholder of the Corporation by reason of the grant of an option under this Plan until he or she exercises such option and the optioned shares are actually issued.

               4.3.4 Exercise of Option. Each option shall be exercisable over a period commencing on the date of the grant and ending upon the expiration or termination of the option as stated in the option agreement; provided, however, that the Board of Directors may by the provisions of any option agreement, limit the number of shares purchasable thereunder in

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any period of time during which the option is exercisable. Upon exercise of an option, an Optionee shall have been an employee or a director of the Corporation or an affiliate at all times during the period beginning on the date of the granting of the Option and ending on the date three months before the date of such exercise. This period of service requirement shall not apply in the event that the exercise of the option is subsequent to the death or disability of the Optionee. In the event of death or disability of the Optionee, the exercise of the option shall be construed in accordance with Section 4.3.7 below.

          4.3.5 Payment Upon Exercise of Option. The Board of Directors shall, in its sole discretion, determine the form and method of payment for shares of common stock to be issued upon the exercise of an option granted under this Plan including, without limitation, payment by means of the Optionee's unsecured promissory note or the payment with shares of the Corporation; provided, however, that the form and method so selected shall conform to the requirements of state and federal law and to any rules or regulations promulgated thereunder.

          4.3.6 Nontransferability of Options. No option granted under this Plan shall be transferable or assignable by an Optionee other than by will or the laws of descent and distribution. Each option shall be exercisable only during the Optionee's lifetime, by Optionee. No option shall be pledged or hypothecated in any way and no option shall be subject to execution, attachment or similar process except with the express written consent of the Board of Directors.

          4.3.7 Death or Disability of Optionee. If an Optionee dies or is permanently disabled while in the employ of the Corporation or an Affiliate, the number of shares purchasable by his or her successor, trustee, conservator, or estate, as the case may be, under any option held by the Optionee shall be limited to the number of shares which were purchasable by the Optionee at the date of his or her death or disability. The Optionee, his or her successor, trustee, conservator or estate are no longer able to participate in future acquisition of previously promised options. Nevertheless, the vested option privileges at the date of death or disability shall not expire unless exercised by the Optionee's successor, trustee, conservator or estate per their original terms, but in no event later than the expiration date specified in the option agreement.

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     5.   Amendment, Suspension or Termination.

          5.1 General. The Board of Directors may from time to time suspend or terminate this Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable; provided, however, that without the approval of the stockholders of the Corporation, no such amendment shall (i) increase the maximum number of shares for which options may be granted under this Plan except as otherwise provided in Section 6.0; (ii) change the manner of determining the purchase price of shares with respect to which an option is granted except as otherwise provided in Section 6 3(b); (iii) change the ten
(10)-year maximum life of options specified in Section 4.3.2; (iv) change the expiration date of this Plan; (v) change the designation of Eligible Person; or
(vi) in any manner materially increase the benefits accruing to participants under this Plan.

          5.2 Effect of Amendments, Suspension or Termination on Existing Options. No amendment, suspension or termination of this Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations of the Corporation or the Optionee with respect to any option theretofore granted to such Optionee.

          5.3 Automatic Termination of Plan. Unless the Board of Directors terminate this Plan as herein provided prior thereto, this Plan will automatically terminate exactly ten (10) years from the effective date of this agreement as provided in Section 1.6 herein. Further, if the stockholders of the Corporation do not approve this Plan prior to ten (10) years from the effective date of this agreement as provided in Section 1.6 herein, this Plan will terminate and be of no force or effect.

               5.3.1 Separation from Service. Upon an Optionee's Separation from Service, the number of shares purchasable by him or her under any option held by him or her shall be limited to the number of shares which were immediately purchasable by him or her at the date of such Separation from Service, and such option privileges shall expire unless exercised by him or her within three months after the date of such Separation from Service; provided, however, if the Optionee's employment is terminated as a result of the Optionee's disability (within the meaning of the Code Section 22(e)(3) after he or she shall continue to have been employed by the Corporation for one year from the date of grant of this option), he or she

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terms, or as otherwise provided in the option agreement upon disability, but in no event later than the expiration date specified in the option agreement.


     6.   Adjustments.

          6.1 Recapitalizations. In the event that the outstanding shares of common stock are, at any time after the Effective Date increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or an Affiliate by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board of Directors in the number, price and kind of shares for the purchase of which options may be granted under this Plan. In addition, the Board of Directors shall make appropriate adjustment in the number, price and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall be maintained as before the occurrence of such events. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

          6.2 Dissolution. In the event of the dissolution or liquidation of the Corporation, any option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and that each such Optionee shall have the right during such period to exercise his or her option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable by reason of restrictions in the option agreement with him or her relative to the time at which the option or any part thereof may be exercised.

          6.3 Other Transactions. In the event any of the following transactions (a "Corporate Transaction") occurs:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is the change of the Company's state of incorporation;

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               (b) the sale, transfer or other disposition of all, or
substantially all, of the Company's assets, or

               (c) any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger. Each outstanding option will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. No such acceleration will occur, however, if (i) the option is to be assumed by the successor corporation or parent thereof and replaced by a comparable option to purchase shares of the publicly traded capital stock of the successor corporation or parent thereof or (ii) the acceleration of the option is subject to other limitations imposed by the Board of Directors or its designated Committee at the time of grant. Upon the consummation of the Corporate Transaction all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

          6.4 Substitute Options. If the Corporation at any time shall succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, options may be granted under this Plan to those Optionees of such corporation or its subsidiaries who, in connection with such succession, become employees of the Corporation or its subsidiaries, in substitution for options to purchase stock of such corporation held by them at the time of the succession. The Board of Directors shall, in its sole and absolute discretion, determine the extent to which such substitute options shall be granted (if at all), the persons to receive such substitute options (who need not be all optionees of such corporation), the number of options to be received by each such person, the option price of such option (which may be determined without regard to Section 4.3.1) and the terms and conditions of such substitute options; provided,
-----
however, that the option price of each such substituted option shall be an amount such that, in the sole and absolute judgment of the Board of Directors, the economic benefit provided by such option is not greater than the economic benefit represented by the option in the acquired corporation as of the date of the corporation's acquisition of such corporation. Any option substituted for another option in accordance with this Section 6.4 shall expire upon the earlier
                                               ---
of the expiration date of such other option or ten years

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from the date such option is granted, and will be exercisable during the period in which the other option would have been exercisable. However, the substituted option exercisable period will be subject to the provisions of Section 4.3.7 regarding death or disability of the Optionee and Section 5.3.1 regarding separation from service of the Optionee.


     7.   Miscellaneous.

          7.1 Restrictions on Issuing Shares. The Corporation's shares shall not be issued pursuant to the exercise of an option granted under this plan unless the transferability of the shares so issued and/or the actual issuance of the shares comply with all relevant provisions of law, including, without limitation, the (i) limitations, if any, imposed by the Commissioner of Corporations of the State of California; (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder; and (iii) requirements of any stock exchange upon which the shares may then be listed. The Board of Directors shall, in its sole discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law.

          7.2 Withholding, Etc. Shares shall not be issued upon the exercise of any option under this Plan unless and until any federal, state or local income tax, withholding requirements, if any, or other withholding liabilities, if any, imposed by any governmental entity have in the opinion of the Board of Directors, been satisfied or provision for their satisfaction has been made.

          7.3 Other Restrictions. The Board of Directors may, in any option agreement with an Optionee, or at the time shares are actually issued pursuant to the exercise of an option, place such further restrictions on the transferability of any shares of Common Stock to be issued to the Optionee upon the exercise of the option as the Board of Directors may, in its sole discretion, determine to be reasonable, appropriate or necessary.

          7.4 Use of Proceeds. The proceeds received by the Corporation from the sale of common Stock pursuant to the exercise of options granted under this Plan shall be added to the Corporation's general funds and used for general corporate purposes.

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          7.5  Nonstatutory Plan. This Plan is not designed to be in compliance with any statutory provisions under IRC (S)422, et seq.
                                                ------

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                                  EXHIBIT "C"

                        DESCRIPTION OF COMMON STOCK OF
                        ------------------------------

                                   LANTRONIX
                                   ---------

     The authorized Common Stock of Lantronix, a California corporation, consists of 2,500,000 shares of Common Stock of which 250 are being offered by this grant, and of which 626,269 are outstanding on the date of this grant. All shares currently outstanding are, and the shares offered hereby when issued and paid for in accordance With the Agreement to which this Exhibit "C" is attached will be, fully paid and nonassessable, and are entitled to participate ratably in any distribution of assets to stockholders in liquidation and in dividends as may be declared by the Board of Directors out of funds legally available therefore. Holders of Common Stock do not have redemption rights, conversion rights or preemptive or other subscription rights. Holders of Common Stock have cumulative voting rights. Each share of Common Stock has one vote on all matters on which shareholders are entitled to vote, including the election of directors.

                      NONSTATUTORY STOCK OPTION AGREEMENT



     THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Agreement") is entered into as of_______, 19__, (the "Grant Date") by and between Lantronix, a California corporation, (the "Company"), and________________________ ("Optionee")

                                    RECITALS
                                    --------

     A. The Board of Directors of the Company (the "Board") has adopted a plan to issue nonstatutory stock options of the Company, a copy of which is attached hereto Exhibit "A" (the "Plan") for the purpose of attracting and retaining the
       -----------
services of selected officers, directors and employees of the Company and its subsidiaries.

     B. Optionee is a salaried employee or a director of the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant by the Company of a nonstatutory stock option to Optionee.

                                   AGREEMENT
                                   ---------

     1.  Grant of Option. Subject to and upon the terms and conditions set forth
         ---------------
in this Agreement and the Plan, a copy of which is attached hereto, and subject to authorizations granted by all appropriate governmental and regulatory agencies, the Company hereby grants to Optionee, as of the Grant Date, a nonstatutory stock option to purchase up to_______shares (the "Shares") of the common stock of the Company ("Common Stock") from time to time during the option term at the option price of $_______per share.

     2.  Option Term. The specified term of this option shall be the period
         -----------
commencing on the Grant Date and, unless earlier terminated in accordance with Paragraphs 5 or 7(a), terminating at 5:00 p.m., Pacific Standard time on_______ ____,______ (the "Expiration Time"). Upon the expiration of the option term or upon its earlier termination under paragraphs 5 or 7(a), this option shall cease to be exercisable and shall have no further force or effect whatsoever.

     3.  Option Nontransferable; Exception. This option shall be neither
         ---------------------------------
transferable nor assignable by Optionee other than by will or by the laws of descent and distribution and may be exercised during Optionee's lifetime only by Optionee or his or her successor pursuant to Section 5(a) through (c). Optionee shall use Optionee's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in this Agreement and in the Plan, and to cause said

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officers to refuse to cancel old certificates or to issue or to deliver new certificates or the shares represented thereby, except strictly in accordance with this Agreement and the Plan.

     4.  Exercisability. Except as otherwise provided by Paragraphs 5 and 7(a)
         --------------
hereof, this option shall be exercisable in accordance with the following schedule:

         (a) This option shall be exercisable immediately with respect to_____ Shares; and

         (b) This option shall become exercisable with respect to an additional Shares on________________, 19__.

         (c)   _______________________________________________________________
______________________________________________________________________________

         Exercisable installments may be exercised in whole or in part and to the extent not exercised shall accumulate and be exercisable at any time on or before the Expiration Time or earlier termination of the option term. In no event, however, shall the Company be required to issue fractional shares.

     5.  Accelerated Termination of Option Term. The option term specified in
         --------------------------------------
Section 2 above may terminate prior to the Expiration Time should one of the following provisions become applicable:

         (a) Should Optionee die while serving as a director or in the employ of the Company, the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option, but only with respect to that number of Shares (if any) for which the option is exercisable on the date of Optionee's death, unless otherwise expressly provided pursuant to the terms of such Optionee's employment with the Company. As to a director of the Company such vested option privileges shall not terminate nor cease to be exercisable until the expiration of the option term designated in the terms of the option agreement Section 2 herein, provided that in no event shall the option be exercisable after such Expiration Time. As to an employee who is not a director or officer of the Company, such vested option privileges shall terminate and cease to be exercisable upon the expiration of one (1) year period commencing with the date the Optionee's death or the Expiration Time, whichever occurs first.

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

         (b) If Optionee's directorship or employment is terminated due to "disability" (as defined in Section 22(e)(4) of the Internal Revenue Code), the successor, trustee or conservator, as the case may be, shall have the right to exercise this option, but only with respect to that number of Shares (if any) for which the option is exercisable on the date of Optionee's disability, unless otherwise expressly provided pursuant to the terms of such Optionee's employment with the Company. As to a director of the Company such vested option privileges shall not terminate nor cease to be exercisable until the expiration of the option term designated in the terms of the option agreement Section 2 herein, provided that in no event shall the option be exercisable after such Expiration Time. As to an employee who is not a director or officer of the Company, such vested option privileges shall terminate and cease to be exercisable upon the expiration of one (1) year period commencing with the date the Optionee's disability or the Expiration Time, whichever occurs first.

         (c) Should Optionee cease to be an employee or a director of the Company [other than for a reason set forth in Sections 5(a) and 5(b)] at any time during the option term, then this option shall expire immediately and shall not be exercisable by Optionee or Optionee's estate, heirs or legatees except that the Board may elect (in its sole and absolute discretion) to allow Optionee to exercise, within ninety (90) days after termination of Optionee's employment or director term, all or a portion of the options which are exercisable on the date Optionee's employment or directors term is terminated.

     6.  Adjustment in Shares. In the event of any change m the Common Stock
         --------------------
(whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, stock split, stock dividend, combination of shares, or any other change in corporate structure effected without receipt of consideration), the Board shall make appropriate adjustments in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any Optionee's proportionate ownership interest in the Company by reason of Optionee's rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share. If any adjustment results in a fractional share being subject to an option, the Shares subject to the option shall be rounded up to the nearest whole share. The adjustments determined by the Board shall be final, binding and conclusive.

     7.  Acceleration and Termination of Option.
         --------------------------------------

         (a) In the event the Company or its shareholders enters into any agreement to dispose of all or substantially all of the assets of the Company or outstanding Common Stock by sale, exchange, merger, consolidation, reorganization, dissolution, liquidation or any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more

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

of the Company's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger, ("Accelerating Event"), then the Board of Directors or its designated Committee shall give notice that each option outstanding under the Plan shall become exercisable during such period (which shall not be less than thirty (30) days prior to the scheduled consummation of the Accelerating Event) with respect to the full number of Shares subject to such option. Except as provided in the succeeding sentence, the option shall terminate after the consummation of the Accelerating Event and the expiration of the notice period. The acceleration of the exercise date of an option shall occur but the termination of the option shall not occur if such option is assumed by the successor corporation (or parent thereof) or is replaced with a comparable substitute option to purchase shares of capital stock of the successor corporation (or parent thereof). Determination of comparability in the case of the replacement of an outstanding option hereunder with the substitute option of the successor corporation (or parent thereof) shall be made by the Board, and such determination shall be final, binding and conclusive. For purposes of this paragraph 7(a), "substantially all" of the assets shall mean not less than 90% of such assets then owned.

          (b) Any exercise of an option during the accelerated exercise period determined under paragraph 7(a) shall be conditioned upon the consummation of the Accelerating Event and shall be effective only immediately before such consummation, provided that Optionee may indicate, in writing, that such exercise is unconditional with respect to all or a part of the option then exercisable without regard to the acceleration provisions of this paragraph 7.

          (c) In the event: (1) Optionee receives written notice of an offer to all shareholders of the Company to purchase any and all shares of the Company (or shares or other securities which shall be substituted for such shares or into which such shares shall be adjusted as provided in Section 6 above) and for a period of thirty (30) days thereafter, or (2) there is a sale of shares or other change in ownership of the Company during any six-month period which results in the owners of the Company's shares at the beginning of the period owing less than 50 percent of the Company's shares at the end of the period, the exercise date of all options outstanding under this Agreement shall accelerate and Optionee may immediately exercise the option and purchase the Shares subject thereto to the extent of any unexercised and/or unvested portion of such option. Nothing in this paragraph 7(c) shall be deemed to accelerate the termination of this option.

          (d) The grant of this option under this Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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

     8.  Manner of Exercising Option.
         ---------------------------

         (a) In order to exercise this option with respect to all or any part of the Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death or disability), Optionee's executor, administrator, heir or legatee, successor, trustee or conservator, as the case may be, must take the following actions:

             (1) Provide the Secretary of the Company with written notice of such exercise, specifying the number of Shares with respect to which the option is being exercised;

             (2) Pay the option price in one or more of the following alternative forms: (A) full payment, in cash or check payable to the order of the Company, of the option price for the Shares being purchased; (B) full payment in shares of Common Stock of the Company having a fair market value on the Exercise Date (as such terms are defined below) equal to the option price for the Shares being purchased; or (C) full payment by a combination of such shares of Common Stock of the Company valued at fair market value (as determined in paragraph 8(b)) on the Exercise Date and cash or check payable to the order of the Company, equal in the aggregate to the option price for the Shares being purchased. In the event the subject shares of Common Stock cannot be valued under paragraph 9(b), then full payment shall be made only in cash or check payable to the order of the Company. In lieu of payment by cash or check in this paragraph 8(a), the Board shall have the authority, but not the obligation, to authorize or recommend the extension of a loan from the Company, the payment of the option price in installments or the Company's guarantee of a loan to Optionee to assist with the payment of the option price in accordance with section 4.3.5 of the Plan; and

             (3) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option on behalf of and for Optionee.

          (b) For purposes of paragraph 8(a) hereof, the fair market value of a share of Common Stock on the exercise date on the principal exchange on which the Common Stock is then listed or admitted to trading, as such price is officially reported by the composite tape of transactions on such exchange. If there are no reported sales of Common Stock on the principal exchange on such date, then the closing price on such exchange on the next preceding day for which there do exist such reported sales shall be determinative of fair market value. If the Common Stock is not limited or admitted to trading on any such exchange, the fair market value of a share of Common Stock on any relevant date shall be the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or a similar organization if NASDAQ is not longer reporting such information. In the event the fair market value of said stock cannot be determined under the foregoing, then said fair market value shall be determined by the Board under any method deemed by it to be appropriate. The exercise date shall be the date on which the Company receives written notice of the exercise of this option together with payment of the option price for the purchased Shares.

         (c) Not less than ten (10) Shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. No fractional shares shall be issued, but fractional shares remaining in any option shall be accumulated and carried over until expiration of the option.

     9.  Successors and Assigns. Except to the extent otherwise provided in
         ----------------------
paragraph 7(a), and subject to paragraph 3 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, devisees, legal representatives and assigns of Optionee and the successors and assigns of the Company.

     10.  Liability of Corporation. The inability of the Company to obtain
          ------------------------
approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

     11.  No Employment Contract. Except to the extent the terms of any
          ----------------------
employment contract, independent contractor's agreement or director's agreement, between the Company and Optionee may expressly provide otherwise, the Company shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason whatsoever and any director may be removed at any time as provided in the Bylaws of the Company.

     12.  Taxes and Withholding. Optionee hereby agrees to make appropriate
          ---------------------
arrangements with the Company which in the judgment of the Company is required for satisfaction of any federal, state or local income tax withholding requirements and federal social security and other employee tax requirements applicable to the exercise of this option (if any) prior to the delivery of any certificate for such Shares. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit Optionee to satisfy tax withholding requirements by directing the Company to apply Shares to which Optionee is entitled as a result of the exercise of an option to satisfy such requirement

     13.  Construction. This Agreement and the option evidenced hereby are made
          ------------
and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan.

     14.  Governing Law. The interpretation, performance, and enforcement of
          -------------
this Agreement shall be governed by the laws of the State of California. Any action or proceeding brought in relation to the Plan, this Agreement or in any way related to the Options or the Shares shall be resolved in Orange County, California.

     15.  Stockholder Rights. Optionee shall not have any rights of a
          ------------------
stockholder with respect to any Shares covered by this option unless such Shares have been issued to Optionee by the Company pursuant to the valid exercise of the option and the full payment by Optionee of the option price therefore.

     16.  Notices. All notices to the Company provided for in the Plan and this
          -------
Agreement shall be addressed to the President or Chief Financial Officer of the Company at the principal office of the Company and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given three (3) days after such notice is enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the President or Chief Financial Officer of the Company.

     17.  Mandatory Notice of Disposition. If Optionee at any time contemplates
          -------------------------------
the disposition (whether by sale, gift, exchange, or other form of transfer) of any Shares, Optionee shall first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law which, in the judgment of the Company, must be satisfied prior to such disposition. In addition to the foregoing, Optionee hereby agrees that if Optionee disposes (whether by sale, exchange, gift or otherwise) of any of the Shares within two (2) years of the Grant Date or within one (1) year after the issuance of such Shares to Optionee, then Optionee shall notify the Company of such disposition in writing prior to the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration to be received for such Share or Shares by Optionee in connection therewith.

     18.  Attorneys' Fees. If any arbitration, litigation, action, suit or other
          ---------------
proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys' fees will be deemed to be the full and actual costs of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment, calculated on the basis of the usual fee charged by attorneys performing such services, and will not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

by attorneys performing such services, and will not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

     19.  Warranties and Obligations of Optionee.
          --------------------------------------

          (a) Optionee represents, warrants and agrees that Optionee will acquire and hold the Shares purchased on exercise of the option for Optionee's own account and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with federal and state securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any Shares purchased on exercise of the option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof), except pursuant to either: (1) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement has become effective and is current with respect to the Shares being offered or sold, or (2) a specific exemption from the registration requirements of the Act, the availability of which exemption shall be the subject matter of an opinion of counsel for the Company that no registration under the Act is required with respect to such offer, sale, distribution, pledge, grant or other disposition or transfer.

          (b) Optionee acknowledges that Optionee understands that: (1) options may not be exercised unless the Shares are the subject of an effective registration statement under the Securities Act of 1933, as amended, or the issue of such Shares is exempt from registration under the Act; (2) such Shares must be held indefinitely unless they are so registered or an exemption from registration becomes available under the Act and the securities laws of any state; (3) the Company is under no obligation to register such Shares or to comply with any exemption from such registration, including those portions of Rule 144 under the Act to be complied with by the issuer; (4) if Rule 144 is available for sales of such Shares, there is no assurance that Optionee will ever be able to sell under Rule 144, and such sales in reliance upon Rule 144 may be made only after the Shares have been held for the requisite holding period and then only in limited amounts in accordance with the conditions or that Rule; and (5) Optionee must, therefore, continue to bear the economic risks of the investment in such Shares for an indefinite period of time after the exercise of the option.

          (c) Optionee acknowledges that Optionee has received and reviewed the brief description of the Common Stock of the Company provided in Exhibit A attached hereto. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answers from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the option and may subsequently acquire shares of the Common Stock.

Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the option for general corporate purposes.

          (d) Optionee acknowledges that: (1) Optionee has a preexisting personal or business relationship with the Company or with one or more of its directors, officers or controlling persons, or (2) Optionee has the capacity to protect Optionee's own interests in connection with the exercise of the option by reason of Optionee's business or financial experience or the business or financial experience of Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly. Optionee further acknowledges that Optionee's financial circumstances permit Optionee to bear the economic risks of Optionee's investment in such shares and to make such investment without have a present intention or need to liquidate it.

          (e) Immediately prior to the exercise of all or any portion of the option, Optionee shall deliver to the Company a signed statement, in a form satisfactory to the Company, confirming that each of the representations, warranties, acknowledgments and agreements contained in this Section 18 is true as to Optionee as of the date of such exercise. Such statement will be satisfactory to the Company if made in the form of Exhibit B attached hereto.

          (f) Optionee understands that all certificates representing Shares transferred pursuant to this Agreement, unless made pursuant to an appropriate Registration Statement under the Act, will bear the following restrictive legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred or hypothecated without prior registration under said Act or any exemption therefrom established to the satisfaction of the issuer."

          (g) If the legal counsel of the Company, at the request of the Company, advises it that registration under the Act of the Shares deliverable upon exercise of the option is required prior to delivery thereof, or that listing of such Shares on any exchange is required prior to delivery thereof, the Company shall not be required to issue or deliver such Shares unless and until such legal counsel shall advise that such registration and/or listing has been completed and is then effective, or is not required.

     20.  Modification, Extension and Renewal of Option. Subject to the terms
          ---------------------------------------------
and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding options granted under this Agreement, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefore (to the extent not theretofore exercised). The Board may modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefore specifying a lower price. Notwithstanding the foregoing, however, no modification, extension, renewal or substitution of an option shall be allowed without the written consent of Optionee.

     21.  Exclusion from Pension and Profit Sharing Computation. Optionee agrees
          -----------------------------------------------------
that the grant of any option and the exercise thereof are special incentive compensation and that the options will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or other qualified employee benefit plan of the Company or in determining the amount of coverage or amount payable under any life insurance plan of the Company covering Optionee's life.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has also executed this Agreement, all as of the day and year first above written.

                                    "CORPORATION"

                                    a California corporation

                                    By:
                                       _____________________________
                                         W. Brad Freeburg, President


                                    "OPTIONEE"

                                    --------------------------------

                                  EXHIBIT "A"

                        DESCRIPTION OF COMMON STOCK OF
                        ------------------------------

                                   LANTRONIX
                                   ---------

     The authorized Common Stock of Lantronix, a California corporation, consists of____________shares of Common Stock of which________are being offered by this grant, and of which______are outstanding on the date of this grant. All shares currently outstanding are, and the shares offered hereby, when issued and paid for in accordance with the Agreement to which this Exhibit "A" is attached will be, fully paid and nonassessable, and are entitled to participate ratably in any distribution of assets to stockholders in liquidation and in dividends as may be declared by the Board of Directors out of funds legally available therefore. Holders of Common Stock do not have redemption rights, conversion rights or preemptive or other subscription rights. Holders of Common Stock have cumulative voting rights. Each share of Common Stock has one vote on all matters on which shareholders are entitled to vote, including the election of directors.

                                  EXHIBIT "B"

Gentlemen:

     I am the holder of an option ("Option") granted by Lantronix, a California corporation (the "Corporation"), on___________, to purchase up to an aggregate of______shares (subject to anti-dilution adjustments) of the Company's Common Stock, pursuant to the terms of an Nonstatutory Stock Option Agreement dated September 20, I hereby exercise my Option with respect to_____shares of Common Stock subject to the Option at the price of $_________ per share as provided for in the Agreement, and I present herewith funds payable to the order of the Company in the amount of $____, or such other property of equivalent value as permitted by said Agreement, which represents the full purchase price for the number of shares purchased upon this exercise.

     I hereby represent and warrant that I am purchasing the foregoing share for my own account and not with a view to the resale or distribution thereof except for resales or distributions in accordance with federal and state securities laws, and that I shall neither offer nor sell any or all of such shares except pursuant to either: (1) a Registration Statement on an appropriate form under the Securities Act of 1933 (the "Act"), which Registration Statement has become effective and is current with respect to the shares being offered or sold, or
(2) a specific exemption from the registration requirements of the Act, the availability of which exemption shall be the subject matter of an opinion of counsel for the Company. I understand and agree that such shares must be held indefinitely unless they are registered or an exemption for registration become available under the Act and the securities laws of any state. I further represent and warrant that I have received and reviewed a brief description of the Common Stock of the Company. I acknowledge receipt from the Company of a copy of its most recent annual report to stockholders, the definitive proxy statement filed in connection with that report, its most recent annual report filed with the Securities and Exchange Commission on Form 10-K (if any), if requested and insofar as it is not included in such annual report to stockholders, together with copies of all reports (if any) required to be filed by the Company under Sections 13(a), 14(a), 14(c) and 15(d) of the Securities Exchange Act of 1934 since the filing of such annual report referred to above. I further represent and warrant that I have had the opportunity to ask questions of, and to receive answers from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transaction in which I am acquiring the shares of Common Stock. I understand that the Company may use the proceeds from the exercise of this Option for general corporate purposes.

     The certificates evidencing the shares purchased upon this exercise should be registered in my name and delivered to me. I understand that such certificates will bear a legend to the effect that the shares have not been registered under the Act and may be offered for sate and sold or hypothecated only upon the terms and conditions set forth in the preceding paragraph.

     I hereby represent and warrant that I have a pre-existing personal or business relationship with the Company or with one or more of its officers, directors or controlling persons, and that I am fully familiar with the financial condition and business prospects of the Company; that I am fully familiar with, and have had experience in, the industry in economic risks involved in such industry and my investment therein; and that because of my familiarity with the industry in general, and the Company in particular, I am fully able to evaluate the merits on the investment I am making today. I further represent and warrant that my financial circumstances permit me to bear the economic risks of my investment in such shares and to make such investment without having a present intention or need to liquidate it.

                                                       Very truly yours,




                                                       -------------------------
                                                                       OPTIONEE

                                  EXHIBIT "C"

                        DESCRIPTION OF COMMON STOCK OF
                        ------------------------------

                                   LANTRONIX
                                   ---------

     The authorized Common Stock of Lantronix, a California corporation, consists of 2,500,000 shares of Common Stock of which 250 are being offered by this grant, and of which 626,269 are outstanding on the date of this grant. All shares currently outstanding are, and the shares offered hereby when issued and paid for in accordance With the Agreement to which this Exhibit "C" is attached will be, fully paid and nonassessable, and are entitled to participate ratably in any distribution of assets to stockholders in liquidation and in dividends as may be declared by the Board of Directors out of funds legally available therefore. Holders of Common Stock do not have redemption rights, conversion rights or preemptive or other subscription rights. Holders of Common Stock have cumulative voting rights. Each share of Common Stock has one vote on all matters on which shareholders are entitled to vote, including the election of directors.

                                     -12-